THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION ARE NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS NOTE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.

Principal Amount: $1,000,000 **Issue Date: January 7, 2025**

SMC ENTERTAINMENT INC.
CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, pursuant to the terms and conditions of this convertible promissory note ("Promissory Note"), SMC ETERTAINMENT Inc., a Nevada corporation (the "Company"), hereby promises to pay to the order of Stuart Haley or registered assigns (the "Holder"), the amount of **$1,000,000** ("Principal Amount") on or before Twenty-four (24) calendar months from the Issue Date.

This Promissory Note is entered into pursuant to an acquisition agreement ("Acquisition Agreement") between the Company and Bateau Asset Management Pty Ltd ("Bateau") whereby the Promissory Note shall be included in the Acquisition Agreement as an exhibit.

This Promissory Note is not a certificate of deposit or similar obligation of, and is not guaranteed or insured by, any depository institution, the Federal Deposit Insurance Corporation, the Securities Holder Protection Corporation or any other governmental or private fund or entity.

The following terms shall apply to this Promissory Note:

Section 1. Interest; Payment; Pre-Payment Principal Amount .

(a) The Promissory Note bears interest at 5% a year until the balance is paid in full.

(b) The Principal Amount is due on or before Maturity Date.

(c) The balance may be prepaid at any time without penalty.

Section 2. Events of Default.

(a) The Holder may elect to declare an "Event of Default" if any of the following conditions or events shall occur and be continuing:

(i) the Company fails to pay the Principal Amount by Maturity Date and has not cured the default within ten (10) business days of receiving notice of such default by Holder.

(ii) the Company fails to remain compliant with the Depository Trust Company ("DTC"), thus incurring a "chilled" status with DTC.

(iii) the Company fails to be current in its filing or disclosure obligations under Securities Act (if applicable to the Company), the Exchange Act (if applicable to the Company)

or the rules and guidelines issued by OTC Markets News Service, OTCMarkets.com and their affiliates.

(iv) any trading suspension imposed by the United States Securities and Exchange Commission under Section 12(j) of the Exchange Act or Section 12(k) of the Exchange Act.

(v) the occurrence of any delisting of the Common Stock from any securities exchange on which the Common Stock is listed or suspension of trading of the Common Stock on the OTC Markets.

(vi) the Company fails to remain in good standing under the laws of the State of Nevada.

(vii) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator; (ii) make a general assignment for the benefit of the Company's creditors; or (iii) commence a voluntary case under the U.S. Bankruptcy Code as now and hereafter in effect, or any successor statute; or

(viii) a proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction, seeking (1) liquidation, reorganization or other relief with respect to it or its assets or the composition or readjustment of its debts, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of any substantial part of its assets, and, in each case, such proceedings or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 30 days, if in the United States, or 60 days, if outside of the United States; or an order for relief against the Company shall be entered in an involuntary case under any bankruptcy, insolvency, composition, readjustment of debt, liquidation of assets or similar Law of any jurisdiction.

(b) Consequences of Events of Default. Consequences of Events of Default. If an Event of Default has occurred and is continuing (i) this Promissory Note and the outstanding Principal Amount shall accrue interest at the rate of 12% a year (the "Interest") from the date of such Event of Default until full payment of the Principal Amount and Interest; (ii) the Holder may, by notice to the Company, declare all or any portion of the then outstanding Principal Amount due and payable, and the Promissory Note shall thereupon become, immediately due and payable in cash; and (iii) the Holder shall have the right to pursue any other remedies that the Holder may have under applicable Law.

Section 3. Conversion. This Promissory Note shall convert into Common Stock, at the election of the Holder at the fixed conversion price of one dollar ($1.00) per share, by the delivery of a Conversion Notice to the Company and/or the Company's Transfer Agent. The number of common shares to be delivered to Holder shall be one (1) share for each dollar being Converted. No conversion into Common Stock shall be allowed where the Holder's beneficial ownership in Common Stock would exceed 4.99% of the then issued and outstanding shares of Common Stock as reported by the Company's transfer agent, unless the Company ceases to become obligated to file periodic reports with the SEC, in which case the percentage limitation shall be increased to 9.99% of the issued and outstanding shares of Common Stock.

Section 4. Miscellaneous.

(a) Notices. Any and all notices or other communications shall be delivered to the Company or Holder via electronic email or courier service to their respective current mailing address.

(b) Lost or Mutilated Promissory Note. If this Promissory Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Promissory Note, or in lieu of or in substitution for a lost, stolen or destroyed Promissory Note, a new Promissory Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of this Promissory Note, and of the ownership hereof reasonably satisfactory to the Company.

(c) Governing Law. This Promissory Note, and all matters based upon, arising out of or relating in any way to this Promissory Note, including all disputes, claims or causes of action arising out of or relating to this Promissory Note as well as the interpretation, construction, performance and enforcement of this Promissory Note, shall be governed by the laws of the United States and the State of New York, without regard to any jurisdiction's conflict-of-laws principles.

(d) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a business day, such payment shall be made on the next succeeding business day.

(e) Entire Agreement. This Promissory Note sets forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by the Company and the Holder.

(f) No Assignment by the Company. This Promissory Note may not be assigned by the Company to any person without the prior written consent of the Holder in his sole discretion.

(g) Currency. All dollar amounts are in U.S. dollars.

IN WITNESS WHEREOF, the undersigned has executed this Promissory Note as of the Issue Date.

SMC Entertainment, Inc.

By: ______________________
Name: Erik Blum
Title: Chief Executive Officer

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION ARE NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS NOTE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.

Principal Amount: $1,000,000 **Issue Date: January 7, 2025**

SMC ENTERTAINMENT INC.
CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, pursuant to the terms and conditions of this convertible promissory note ("Promissory Note"), SMC ETERTAINMENT Inc., a Nevada corporation (the "Company"), hereby promises to pay to the order of Stuart Haley or registered assigns (the "Holder"), the amount of **$1,000,000** ("Principal Amount") on or before Twelve (12) calendar months from the Issue Date.

This Promissory Note is entered into pursuant to an acquisition agreement ("Acquisition Agreement") between the Company and Bateau Asset Management Pty Ltd ("Bateau") whereby the Promissory Note shall be included in the Acquisition Agreement as an exhibit.

This Promissory Note is not a certificate of deposit or similar obligation of, and is not guaranteed or insured by, any depository institution, the Federal Deposit Insurance Corporation, the Securities Holder Protection Corporation or any other governmental or private fund or entity.

The following terms shall apply to this Promissory Note:

Section 1. Interest; Payment; Pre-Payment Principal Amount .

(a) The Promissory Note bears interest at 5% a year until the balance is paid in full.

(b) The Principal Amount is due on or before Maturity Date.

(c) The balance may be prepaid at any time without penalty.

Section 2. Events of Default.

(a) The Holder may elect to declare an "Event of Default" if any of the following conditions or events shall occur and be continuing:

(i) the Company fails to pay the Principal Amount by Maturity Date and has not cured the default within ten (10) business days of receiving notice of such default by Holder.

(ii) the Company fails to remain compliant with the Depository Trust Company ("DTC"), thus incurring a "chilled" status with DTC.

(iii) the Company fails to be current in its filing or disclosure obligations under Securities Act (if applicable to the Company), the Exchange Act (if applicable to the Company)

or the rules and guidelines issued by OTC Markets News Service, OTCMarkets.com and their affiliates.

(iv) any trading suspension imposed by the United States Securities and Exchange Commission under Section 12(j) of the Exchange Act or Section 12(k) of the Exchange Act.

(v) the occurrence of any delisting of the Common Stock from any securities exchange on which the Common Stock is listed or suspension of trading of the Common Stock on the OTC Markets.

(vi) the Company fails to remain in good standing under the laws of the State of Nevada.

(vii) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator; (ii) make a general assignment for the benefit of the Company's creditors; or (iii) commence a voluntary case under the U.S. Bankruptcy Code as now and hereafter in effect, or any successor statute; or

(viii) a proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction, seeking (1) liquidation, reorganization or other relief with respect to it or its assets or the composition or readjustment of its debts, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of any substantial part of its assets, and, in each case, such proceedings or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 30 days, if in the United States, or 60 days, if outside of the United States; or an order for relief against the Company shall be entered in an involuntary case under any bankruptcy, insolvency, composition, readjustment of debt, liquidation of assets or similar Law of any jurisdiction.

(b) Consequences of Events of Default. Consequences of Events of Default. If an Event of Default has occurred and is continuing (i) this Promissory Note and the outstanding Principal Amount shall accrue interest at the rate of 12% a year (the "Interest") from the date of such Event of Default until full payment of the Principal Amount and Interest; (ii) the Holder may, by notice to the Company, declare all or any portion of the then outstanding Principal Amount due and payable, and the Promissory Note shall thereupon become, immediately due and payable in cash; and (iii) the Holder shall have the right to pursue any other remedies that the Holder may have under applicable Law.

Section 3. Conversion. This Promissory Note shall convert into Common Stock, at the election of the Holder at the fixed conversion price of one dollar ($1.00) per share, by the delivery of a Conversion Notice to the Company and/or the Company's Transfer Agent. The number of common shares to be delivered to Holder shall be one (1) share for each dollar being Converted. No conversion into Common Stock shall be allowed where the Holder's beneficial ownership in Common Stock would exceed 4.99% of the then issued and outstanding shares of Common Stock as reported by the Company's transfer agent, unless the Company ceases to become obligated to file periodic reports with the SEC, in which case the percentage limitation shall be increased to 9.99% of the issued and outstanding shares of Common Stock.

Section 4. Miscellaneous.

(a) Notices. Any and all notices or other communications shall be delivered to the Company or Holder via electronic email or courier service to their respective current mailing address.

(b) Lost or Mutilated Promissory Note. If this Promissory Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Promissory Note, or in lieu of or in substitution for a lost, stolen or destroyed Promissory Note, a new Promissory Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of this Promissory Note, and of the ownership hereof reasonably satisfactory to the Company.

(c) Governing Law. This Promissory Note, and all matters based upon, arising out of or relating in any way to this Promissory Note, including all disputes, claims or causes of action arising out of or relating to this Promissory Note as well as the interpretation, construction, performance and enforcement of this Promissory Note, shall be governed by the laws of the United States and the State of New York, without regard to any jurisdiction's conflict-of-laws principles.

(d) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a business day, such payment shall be made on the next succeeding business day.

(e) Entire Agreement. This Promissory Note sets forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by the Company and the Holder.

(f) No Assignment by the Company. This Promissory Note may not be assigned by the Company to any person without the prior written consent of the Holder in his sole discretion.

(g) Currency. All dollar amounts are in U.S. dollars.

IN WITNESS WHEREOF, the undersigned has executed this Promissory Note as of the Issue Date.

SMC Entertainment, Inc.

By: ______________________

Name: Erik Blum

Title: Chief Executive Officer